MERRILL LYNCH
                                                                CONSULTS
                                                                INTERNATIONAL
                                                                PORTFOLIO

                             STRATEGIC
                                       Performance

                                                                Annual Report
                                                                October 31, 1997

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

================================================================================
Important Tax           The following information summarizes all per share
Information             distributions paid by Merrill Lynch Consults
(unaudited)             International Portfolio during its fiscal year ended
                        October 31, 1997.

                        ------------------------------------------------------------------------------------------------------------
                        Record     Payable   Domestic Ordinary   Foreign Source   Total Ordinary     Foreign Taxes      Long-Term
                         Date        Date          Income             Income          Income        Paid or Withheld   Capital Gains
                        ------------------------------------------------------------------------------------------------------------
                        12/17/96   12/31/96      $.307443           $.134411        $.441854            $.038446         $.347697
                        ------------------------------------------------------------------------------------------------------------

                        The foreign taxes paid or withheld represent taxes incurred by the fund on dividends received by the fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

                        Please retain this information for your records.

================================================================================

Worldwide                                              Percent of                                                         Percent of
Investments as of       Ten Largest Industries         Net Assets       Ten Largest Holdings               Country        Net Assets
October 31, 1997
                        Electronics.....................    8.5%        Telecom Italia S.p.A. ..........   Italy             3.5%
                        Banking.........................    7.4         Elf Aquitaine S.A. .............   France            3.5
                        Oil & Related...................    6.7         Grand Metropolitan PLC
                        Insurance.......................    5.9           (Ordinary) ...................   United Kingdom    3.4
                        Machinery.......................    5.6         Boots Company PLC ..............   United Kingdom    3.3
                        Retail..........................    5.3         BG PLC .........................   United Kingdom    3.2
                        Pharmaceuticals.................    4.8         Matsushita Electric Co., Ltd. ..   Japan             3.1
                        Electric Utilities..............    4.6         Philips Electronics N.V. .......   Netherlands       2.9
                        Beverage........................    4.3         Novartis AG (Registered) .......   Switzerland       2.7
                        Natural Gas Utilities...........    4.0         Commercial Union PLC ...........   United Kingdom    2.6
                                                                        Makita Corporation .............   Japan             2.5

                Merrill Lynch Consults International Portfolio, October 31, 1997

DEAR SHAREHOLDER

Fiscal Year in Review

During the fiscal year ended October 31, 1997, Merrill Lynch Consults International Portfolio had a total return of +9.26% as compared to +4.63% for the unmanaged Morgan Stanley Europe, Australia, and Far East (EAFE) Index. We are disappointed that the results for the year as a whole were significantly below the highs recorded for the Portfolio during the year, primarily the result of the significant pullback in most of the international equity markets toward the Portfolio's year-end. However, the Portfolio outperformed the Morgan Stanley EAFE Index throughout the year.

Contributing to our outperformance during the fiscal year was our investment strategy of underweighting Japan and the Southeast Asian equity markets while emphasizing Hong Kong and China and strongly overweighting Latin America. We added to our positions in Europe and the United Kingdom to become more fully exposed to these markets. Most rewarding was our decision to avoid most of the emerging Asian markets in favor of Latin America.

A major investment challenge of the past year has been the significant rally of the US dollar, which potentially undermined very strong local currency returns in the European markets. The dollar also rallied slightly versus the Japanese yen for the year as a whole, but we strived to maintain the correct currency hedges as dollar volatility rose substantially.

Overall, the dominant theme of the international markets during the fiscal year ended October 31, 1997 was the convergence of yields in the major European economies in anticipation of monetary union leading to strong local equity market performance. Continental European corporations also embarked on restructuring and increased merger and acquisition activity in an unprecedented fashion in an effort to restore competitiveness. Within Asia, China-related shares and Hong Kong performed very strongly throughout most of the year as confidence soared during the Hong Kong handover. There was a long-awaited upturn in the Chinese economy after the recent period of austerity that reduced inflation and allowed interest rates to fall.

The Asian market rallies ended as the pressure of currency devaluations in several neighboring economies in the region impaired confidence in the Hong Kong dollar and in China's competitiveness. The unprecedented decline of most of emerging Asian markets stood in stark contrast to the resurgence of confidence in Latin American markets, which were enjoying low interest rates, relatively stable currencies, rising economic growth rates and in the case of Brazil, privatization prospects. Japan remained an underperformer following the tax hikes of last spring, and its stock market remained muted with the exception of some globally oriented auto and electronics-related shares. Shareholder value strategies remain an elusive theme in Japan, in contrast to many other major international equity markets, and concerns about the financial system weighed on investor confidence.

The fiscal year ended October 31, 1997 began with the Morgan Stanley EAFE Index declining 1.0% in the first quarter, followed by a steep decline in Japan and most Asian markets and a minor correction in Hong Kong. Despite the death of Deng Xiaoping, Hong Kong proved resilient. While we were active sellers of Asia, particularly Thailand and Malaysia, we were building up positions in Hong Kong and China-related shares known as red chips. Latin America was performing strongly, setting the leadership tone for the year to come, and our initiation of investments in several key privatization stocks in Brazil proved rewarding. The decline in Brazilian yield spreads relative to US Treasury securities reduced risk premiums, and investor confidence was building. Europe was powering ahead on the basis that efforts to achieve European Monetary Union (EMU) would realign interest rates toward the lower rates that prevailed in Germany. Overall, the equity market backdrop for Europe was good. There was a powerful rally in the US dollar underway which was renewing global competitiveness for Europe's key multinationals, shareholder value strategies were blossoming, mergers were being announced, and some evidence of cyclical turning points for the key economies were in evidence. European markets outperformed for the year despite the occasional setback in EMU sentiment.

During most of the first half of the year, the Portfolio was partially currency hedged given our increased European equity market exposure, which we believed was necessitated by the strong performance of the US dollar. We also had hedged the yen. In early May the currency markets began to suddenly reverse course, albeit temporarily, and we quickly covered our hedges. This allowed the Portfolio to gain from currency returns in what turned out to be a modest return environment for the major international equity markets overall in the first half of the year. Hedges were partially re-initiated during the summer months, following a correction in the dollar's upward trend. At the end of the year, the Portfolio was still substantially hedged to the Japanese yen. Overall, the Portfolio benefited from hedging practices this year, and no substantial losses on these transactions were taken.

The equity markets turned increasingly difficult during the second half of the year with the Morgan Stanley EAFE Index recording its high point during mid-July following an exceptionally strong move up from April lows, a move which had carried the Morgan Stanley EAFE Index up nearly 20%. The US equity market also witnessed its bull market peak in early August at 8259.21 on the Dow Jones Industrial Average and failed to rally back to new highs despite a strong advance between mid-September and mid-October.

We participated in two high profile surprise mergers in the German equity market, one in the steel sector and the other in the financial area. Additionally, within Europe, our top ten holdings focused on large-capitalization, value-oriented shares with a restructuring theme. These included Philips Electronics N.V. of the Netherlands and Elf Aquitaine S.A. in France, which were very strong performers. We continue to find value in the large European financial sector, which we believe is likely to consolidate further.

During the first half of the fiscal year, our larger Hong Kong investments contributed heavily as financials such as HSBC Holdings PLC appreciated strongly, as did key property holding Sun Hung Kai Properties Ltd. Our best absolute performers during the first three quarters often included the relatively speculative Chinese red chip holdings and Brazilian privatization candidates.

During the summer, we added investments in Turkey which performed very well and were among our top five performers during the final quarter. Our significant Japanese holdings generally outperformed the Nikkei Index because of their strong orientation in electronics/technology shares such as Advantest Corporation. However, UK holding Rank Group PLC continues to suffer from management shortfalls, despite its valuation. Finally, while we exited most of Southeast Asia well in advance of the major market turmoil and currency devaluations, we did retain a small exposure to South Korea that has continued to underperform.

Furthermore, there are newly emerging concerns for Latin America, and many economists argue that these markets and currencies may succumb to contagion from the Asian crisis. There were strong downward corrections occurring throughout our favored markets of Brazil, Mexico and Argentina at fiscal year-end. The unanswered question for equity investors in general is the degree to which excess production capacity in Asia will undermine the global economic and trade environment. It is presumed by many economists and strategists that the influence will be potentially deflationary.

The possible negative implications of the Asian currency crisis appeared to be dominating investment sentiment as the year ended, creating increased volatility. Reflecting these concerns and opportunities, the Portfolio


                                      2 & 3

                Merrill Lynch Consults International Portfolio, October 31, 1997

ended the year with 31.5% of net assets in Japan and Asia, down from 36.5%. We steadily increased our position in Europe by 11% of net assets to nearly 50%, reflecting substantial overweights in France and Italy, a steep underweight in Germany and a slight underweight in the United Kingdom among the major markets. In Latin America, the portfolio weighting was just over 14% of net assets, nearly double the level of one year ago, but reduced from even higher levels held during the year. The balance of the Portfolio was represented by cash and receivables such as proceeds from forward currency hedges.

In Conclusion

We appreciate your continued interest in Merrill Lynch Consults International Portfolio, and we look forward to reviewing our strategy with you again in our upcoming semi-annual report to shareholders.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Christine L. Pinto

Christine L. Pinto
Vice President and Portfolio Manager

December 10, 1997

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee              Custodian
James H. Bodurtha, Trustee                        Brown Brothers Harriman & Co.
Herbert I. London, Trustee                        40 Water Street
Robert R. Martin, Trustee                         Boston, MA 02109
Joseph L. May, Trustee
Andre F. Perold, Trustee                          Transfer Agent
Terry K. Glenn, Executive Vice President          Merrill Lynch Financial Data
Alan J. Albert, Senior Vice President                Services, Inc.
Donald C. Burke, Vice President                   4800 Deer Lake Drive East
Christine L. Pinto, Vice President                Jacksonville, FL 32246-6484
Gerald M. Richard, Treasurer                      (800) 637-3863
Lawrence A. Rogers, Secretary

PERFORMANCE DATA (unaudited)

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
Total Return
Based on a
$10,000
Investment

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the Morgan Stanley EAFE Index. Beginning and ending values are:

                                            9/14/92**         10/97
ML Consults International Portfolio*+       $10,000          $14,659
Morgan Stanley EAFE Index++                 $10,000          $16,512

* Assuming transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Consults International Portfolio invests in a diversified international portfolio of equity securities, other than US securities.

++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. Performance data is from August 31, 1992.

================================================================================
Average Annual  Period Covered                                         Return
Total Return    ================================================================
                Year Ended 9/30/97                                      +17.81%
                ----------------------------------------------------------------
                Five Years Ended 9/30/97                                +10.28
                ----------------------------------------------------------------
                Inception (9/14/92) through 9/30/97                     +10.04
                ----------------------------------------------------------------

================================================================================

Recent                                                                                              12 Month   3 Month
Performance                                                         10/31/97   7/31/97   10/31/96   % Change   % Change
Results         =======================================================================================================
                ML Consults International Portfolio                  $12.37     $14.05    $12.09    +5.37%(1)   -11.96%
                -------------------------------------------------------------------------------------------------------
                ML Consults International Portfolio--Totaal Return                                  +9.26(2)    -11.96
                -------------------------------------------------------------------------------------------------------

         (1) Percent change includes reinvestment of $0.348 per share capital gains distributions.

         (2) Percent change includes reinvestment of $0.442 per share income dividends and $0.348 per share capital gains distributions.

================================================================================

Performance                           Net Asset Value       Capital Gains   Dividends
Summary        Period Covered      Beginning     Ending      Distributed      Paid*     % Change**
               ------------------------------------------------------------------------------------
               9/14/92--12/31/92     $10.00       $9.79            --            --       - 2.10
               ------------------------------------------------------------------------------------
               1993                    9.79       11.93            --        $0.050       +22.37
               ------------------------------------------------------------------------------------
               1994                   11.93       11.84        $0.178         0.139       + 1.94
               ------------------------------------------------------------------------------------
               1995                   11.84       12.07         0.464         0.437       + 9.68
               ------------------------------------------------------------------------------------
               1996                   12.07       11.87         0.348         0.442       + 5.01
               ------------------------------------------------------------------------------------
               1/1/97--10/31/97       11.87       12.37            --          --         + 4.21
               ------------------------------------------------------------------------------------
                                                         Total $0.990  Total $1.068
               ------------------------------------------------------------------------------------
                                                  Cumulative total return as of 10/31/97: +46.59%**
               ------------------------------------------------------------------------------------

         *     Figures may include short-term capital gains distributions.

         ** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. There are no sales charges associated with the Portfolio.


                                      4 & 5

                Merrill Lynch Consults International Portfolio, October 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

LATIN                            Shares Held/                                                                  Value      Percent of
AMERICA     Industries           Face Amount                    Investments                      Cost        (Note 1a)    Net Assets
====================================================================================================================================
Argentina   Banking                  100,989   Banco de Galicia y Buenos Aires S.A. (ADR)*   $  1,892,201   $  2,448,983        2.3%
            ------------------------------------------------------------------------------------------------------------------------
            Oil & Related             40,000   YPF S.A. (ADR)*                                  1,019,077      1,280,000        1.2
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Argentina                   2,911,278      3,728,983        3.5
====================================================================================================================================
Brazil      Electric Utilities     3,000,000   Centrais Eletricas Brasileiras S.A.--Eletrobras 'B'
                                               (Preferred)                                      1,546,789      1,298,077        1.2
                                  14,000,000   Companhia Energetica de Minas Gerais S.A. (CEMIG)
                                               (Preferred)                                        418,580        558,781        0.5
                                   3,500,000   Light-Servicios de Electricidade S.A.            1,369,142      1,162,010        1.1
                                                                                             ------------   ------------      ------
                                                                                                3,334,511      3,018,868        2.8
            ------------------------------------------------------------------------------------------------------------------------
            Mining                    44,000   Companhia Vale do Rio Doce S.A. (Preferred)      1,037,298        850,145        0.8
                               US$    44,000   Companhia Vale do Rio Doce S.A., 0.00%
                                               due 12/31/2049 (b)                                       0              0        0.0
                                                                                             ------------   ------------      ------
                                                                                                1,037,298        850,145        0.8
            ------------------------------------------------------------------------------------------------------------------------
            Steel                     45,800   Usinas Siderurgicas de Minas Gerais S.A.--Usiminas
                                               (Preferred)                                        500,967        332,366        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Brazil                      4,872,776      4,201,379        3.9
====================================================================================================================================
Chile       Diversified Holdings      68,200  +Quinenco S.A. (ADR)*                             1,227,600        997,425        0.9
------------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Chile                       1,227,600         997,425       0.9
====================================================================================================================================
Mexico      Building &
              Construction            35,000  +Bufete Industrial, S.A. (ADR)*                     761,162        516,250        0.5
                                     600,000   Cemex, S.A. de C.V. 'B'                          2,320,739      2,610,250        2.4
                                      75,000   Empresas ICA Sociedad Controladora, S.A. de C.V.
                                               (ADR)*                                             593,368        998,438        0.9
                                                                                             ------------   ------------      ------
                                                                                                3,675,269      4,124,938        3.8
            ------------------------------------------------------------------------------------------------------------------------
            Retail                   122,307   Cifra, S.A. de C.V. 'A'                            140,043        221,581        0.2
                                   1,000,000   Cifra, S.A. de C.V. 'B'                          1,269,922      1,966,627        1.8
                                                                                             ------------   ------------      ------
                                                                                                1,409,965      2,188,208        2.0
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Mexico                      5,085,234      6,313,146        5.8
====================================================================================================================================
                                               Total Investments in Latin America              14,096,888     15,240,933       14.1
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia   Publishing               560,000   News Corporation, Ltd. (Ordinary)                2,410,336      2,688,969        2.5
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Australia                   2,410,336      2,688,969        2.5
====================================================================================================================================
Hong Kong   Banking                   75,200   HSBC Holdings PLC                                1,419,674      1,702,458        1.6
            ------------------------------------------------------------------------------------------------------------------------
            Diversified Holdings      80,000   Hutchison Whampoa Ltd.                             771,884        553,687        0.5
                                     200,000   Shanghai Industrial Holdings Ltd.                1,068,267        890,039        0.8
                                                                                             ------------   ------------      ------
                                                                                                1,840,151      1,443,726        1.3
            ------------------------------------------------------------------------------------------------------------------------
            Financial Services     1,584,000   Min Xin Holdings                                   701,372        476,430        0.4
            ------------------------------------------------------------------------------------------------------------------------
            Railroads              1,250,000   Guangshen Railway Co., Ltd. (Series H)             469,278        388,098        0.4
            ------------------------------------------------------------------------------------------------------------------------
            Real Estate            1,600,000   Guangzhou Investment Co., Ltd.                     643,224        382,924        0.3
                                     200,000   Sun Hung Kai Properties Ltd.                     2,003,438      1,474,774        1.4
                                                                                             ------------   ------------      ------
                                                                                                2,646,662      1,857,698        1.7
            ------------------------------------------------------------------------------------------------------------------------
            Transportation            33,187   GZI Transportation Ltd.                             13,111         10,733        0.0
                                       6,636   GZI Transportation Ltd. (Warrants) (a)                 880            180        0.0
                                                                                             ------------   ------------      ------
                                                                                                   13,991         10,913        0.0
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Hong Kong                   7,091,128      5,879,323        5.4
====================================================================================================================================
Japan       Apparel                  450,000   Toray Industries, Inc.                           3,029,824      2,508,111        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Banking                  140,000   Sanwa Bank, Ltd.                                 2,285,590      1,409,201        1.3
            ------------------------------------------------------------------------------------------------------------------------
            Beverage                 110,000   Kirin Brewery Co., Ltd.                          1,358,110        924,216        0.9
            ------------------------------------------------------------------------------------------------------------------------
            Chemicals                400,000   Mitsui Chemicals Inc.                            2,237,119      1,480,742        1.4
            ------------------------------------------------------------------------------------------------------------------------
            Electrical Equipment     200,000   Furukawa Electric Co., Ltd.                      1,066,892      1,031,528        1.0
                                     200,000   Hitachi, Ltd.                                    1,733,261      1,538,973        1.4
                                                                                             ------------   ------------      ------
                                                                                                2,800,153      2,570,501        2.4
            ------------------------------------------------------------------------------------------------------------------------
            Electronics               50,000   Fujitsu Ltd.                                       739,195        549,039        0.5
                                     200,000   Matsushita Electric Co., Ltd.                    3,029,307      3,360,785        3.1
                                      16,000   Murata Manufacturing Co., Ltd.                     760,140        649,530        0.6
                                      90,000   Omron Corp.                                      1,821,396      1,527,327        1.4
                                                                                             ------------   ------------      ------
                                                                                                6,350,038      6,086,681        5.6
            ------------------------------------------------------------------------------------------------------------------------
            Insurance                300,000   Nippon Fire & Marine Insurance Co., Ltd.         2,150,386      1,157,974        1.1
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                195,000   Makita Corporation                               3,008,235      2,741,452        2.5
            ------------------------------------------------------------------------------------------------------------------------
            Merchandising             50,000   Ito--Yokado Co., Ltd.                            2,465,299      2,487,314        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Pharmaceuticals           50,000   Banyu Pharmaceutical Co., Ltd.                     742,065        727,893        0.7
                                      60,000   Yamanouchi Pharmaceutical Co., Ltd.              1,399,475      1,477,415        1.4
                                                                                             ------------   ------------      ------
                                                                                                2,141,540      2,205,308        2.1
            ------------------------------------------------------------------------------------------------------------------------
            Printing                  50,000   Dai Nippon Printing Co., Ltd.                      913,065        998,253        0.9
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Japan                      28,739,359    24,569,7532        2.8
====================================================================================================================================
South
Korea       Electric Utilities        35,000   Korea Electric Power Corp.                       1,136,044        499,479        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Natural Gas Utilities     15,000   Seoul City Gas Co., Ltd.                         1,211,976        359,375        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in South Korea                 2,348,020        858,854        0.8
====================================================================================================================================
                                               Total Investments in the Pacific Basin          40,588,843    33,996,8993        1.5
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================
France      Foods                     15,000   Groupe Danone S.A.                               2,320,416      2,294,883        2.1
            ------------------------------------------------------------------------------------------------------------------------
            Health/Personal Care       8,000   Sanofi S.A.                                        690,834        760,451        0.7
            ------------------------------------------------------------------------------------------------------------------------
            Insurance                 35,000   Axa-UAP                                          2,302,026      2,398,092        2.2
            ------------------------------------------------------------------------------------------------------------------------
            Oil & Related             30,000   Elf Aquitaine S.A.                               2,278,742      3,715,525        3.5
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in France                      7,592,018      9,168,951        8.5
====================================================================================================================================


                                      6 & 7

                Merrill Lynch Consults International Portfolio, October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

WESTERN
EUROPE                           Shares Held/                                                                  Value      Percent of
(concluded) Industries           Face Amount                    Investments                      Cost        (Note 1a)    Net Assets
====================================================================================================================================
Germany     Chemicals                 50,000   BASF AG                                       $  1,415,399   $  1,700,483        1.6%
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Germany                     1,415,399      1,700,483        1.6
====================================================================================================================================
Italy       Banking                  100,000   Credito Italiano S.p.A.                            140,795        267,191        0.2
            ------------------------------------------------------------------------------------------------------------------------
            Broadcasting--Media      250,000   Mediaset S.p.A.                                  1,105,533      1,136,229        1.0
            ------------------------------------------------------------------------------------------------------------------------
            Natural Gas Utilities    140,000   Italgas S.p.A.                                     476,677        499,171        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Telecommunications       600,000   Telecom Italia S.p.A.                            1,879,458      3,767,310        3.5
            ------------------------------------------------------------------------------------------------------------------------
            Tires & Rubber           460,000   Pirelli S.p.A.                                   1,019,656      1,166,469        1.1
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Italy                       4,622,119      6,836,370        6.3
====================================================================================================================================
Netherlands Electronics               40,000   Philips Electronics N.V.                         1,581,743      3,133,698        2.9
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the Netherlands             1,581,743      3,133,698        2.9
====================================================================================================================================
Portugal    Electric Utilities        80,120  +EDP-Electricidade de Portugal, S.A.              1,413,465      1,409,054        1.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Portugal                    1,413,465      1,409,054        1.3
====================================================================================================================================
Spain       Oil & Related             50,000   Repsol S.A.                                      1,567,118      2,099,828        2.0
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Spain                       1,567,118      2,099,828        2.0
====================================================================================================================================
Sweden      Household Appliances      30,000   Electrolux AB                                    1,365,221      2,486,066        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                 50,000   Atlas Copco AB (Class A)                           919,997      1,470,254        1.3
            ------------------------------------------------------------------------------------------------------------------------
            Metals                    25,000  +Granges AB                                         225,034        409,332        0.4
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Sweden                      2,510,252      4,365,652        4.0
====================================================================================================================================
Switzerland Banking                   15,000   Credit Suisse Group (Registered)                 1,554,232      2,120,208        2.0
            ------------------------------------------------------------------------------------------------------------------------
            Foods                      1,400   Nestle S.A. (Registered)                         1,564,148      1,979,362        1.8
            ------------------------------------------------------------------------------------------------------------------------
            Pharmaceuticals            1,866   Novartis AG (Registered)                           997,359      2,932,381        2.7
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Switzerland                 4,115,739      7,031,951        6.5
====================================================================================================================================
Turkey      Automobiles            2,000,000  +Tofas Oto Ticaret A.S.                             335,413        479,930        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Household Appliances   3,000,000   Arcelik A.S.                                       395,969        335,406        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Turkey                        731,382        815,336        0.8
====================================================================================================================================
United
Kingdom     Beverage                 410,000   Grand Metropolitan PLC (Ordinary)                2,663,875      3,700,450        3.4
            ------------------------------------------------------------------------------------------------------------------------
            Entertainment & Leisure  320,000   Rank Group PLC                                   2,323,790      1,787,651        1.7
            ------------------------------------------------------------------------------------------------------------------------
            Insurance                200,000   Commercial Union PLC                             2,432,662      2,818,368        2.6
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                100,000   Siebe PLC (Ordinary)                               805,619      1,920,852        1.8
            ------------------------------------------------------------------------------------------------------------------------
            Natural Gas Utilities    790,000   BG PLC                                           3,018,263      3,472,296        3.2
            ------------------------------------------------------------------------------------------------------------------------
            Retail                   250,000   Boots Company PLC                                2,214,174      3,581,676        3.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the United Kingdom         13,458,383     17,281,293       16.0


====================================================================================================================================
                                               Total Investments in Western Europe             39,007,618     53,842,616       49.9
====================================================================================================================================
                                    Face
                                   Amount                 Short-Term Securities
====================================================================================================================================
            Commercial Paper**  US$2,643,000  General Motors Acceptance Corp., 5.75% due
                                              11/03/1997                                        2,642,156      2,642,156        2.4
            ------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Short-Term Securities        2,642,156      2,642,156        2.4
====================================================================================================================================
            Total Investments                                                                $ 96,335,505    105,722,604       97.9
                                                                                             ============
            Unrealized Appreciation on Forward Foreign Exchange Contracts***                                     848,046        0.8
            Other Assets Less Liabilities                                                                      1,379,917        1.3
                                                                                                            ------------      ------
                 Net Assets                                                                                 $107,950,567      100.0%
                                                                                                            ============      ======
====================================================================================================================================

            +     Non-income producing security.

            (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

            (b) Received through a bonus issue from Companhia Vale do Rio Doce S.A. As of October 31, 1997, the bonds have not commenced trading and the coupon rate has not been determined.

            *     American Depositary Receipts (ADR).

            ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

            *** Forward foreign exchange contracts sold as of October 31, 1997 were as follows:

                                                                    Unrealized
                  Foreign               Expiration                 Appreciation
                  Currency Sold            Date                      (Note 1c)
                  -------------------------------------------------------------
                  Y1,919,300,000       January 1998                  $848,046
                  -------------------------------------------------------------
                  Total Unrealized Appreciation on Forward Foreign
                  Exchange Contracts (US$ Commitment--$17,000,000)   $848,046
                                                                     ==========
                  -------------------------------------------------------------

                  See Notes to Financial Statements.


                                      8 & 9

                Merrill Lynch Consults International Portfolio, October 31, 1997

STATEMENT OF ASSETS AND LIABILITIES

                  As of October 31, 1997
====================================================================================================================================
Assets:           Investments, at value (identified cost--$96,335,505) (Note 1a). .................                   $105,722,604
                  Unrealized appreciation on forward foreign exchange contracts (Note 1c) .........                        848,046
                  Cash.............................................................................                            564
                  Foreign cash (Note 1b)...........................................................                      1,237,264
                  Receivables:
                   Securities sold.................................................................   $  1,696,690
                   Dividends.......................................................................        227,543
                   Beneficial interest sold........................................................         98,171       2,022,404
                                                                                                      ------------
                  Prepaid registration fees and other assets (Note 1f).............................                         18,691
                                                                                                                      ------------
                  Total assets.....................................................................                    109,849,573
                                                                                                                      ------------
==================================================================================================================================
Liabilities:      Payables:
                   Securities purchased............................................................      1,248,755
                   Beneficial interest redeemed....................................................        269,037
                   Distributor (Note 2)............................................................        101,565
                   Investment adviser (Note 2).....................................................         76,174
                   Administration fee (Note 2).....................................................         25,391
                   Commissions.....................................................................         19,487       1,740,409
                                                                                                      ------------
                  Accrued expenses and other liabilities...........................................                        158,597
                                                                                                                      ------------
                  Total liabilities................................................................                      1,899,006
                                                                                                                      ------------
==================================================================================================================================
Net Assets:       Net assets.......................................................................                   $107,950,567
                                                                                                                      ============
==================================================================================================================================
Net Assets        Common shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                       $    872,754
Consist of:       Paid-in capital in excess of par.................................................                     91,695,345
                  Undistributed net investment income--net (Note 1h)...............................                      1,232,371
                  Undistributed realized capital gains on investments and foreign
                    currency transactions--net ....................................................                      3,929,996
                  Unrealized appreciation on investments and foreign currency
                    transactions--net .............................................................                     10,220,101
                                                                                                                      ------------
                  Net assets--Equivalent to $12.37 per share based on 8,727,544
                    shares of beneficial interest outstanding .....................................                   $107,950,567
                                                                                                                      ============
==================================================================================================================================

STATEMENT OF OPERATIONS

                  For the Year Ended October 31, 1997
==================================================================================================================================
Investment        Dividends (net of $388,839 foreign withholding tax)..............................                   $  4,539,809
Income            Interest and discount earned.....................................................                        117,220
(Notes 1d & 1e):                                                                                                      ------------
                  Total income.....................................................................                      4,657,029
                                                                                                                      ------------
==================================================================================================================================
Expenses:         Account maintenance and distribution fees (Note 2)...............................   $  1,415,661
                  Investment advisory fees (Note 2)................................................      1,061,746
                  Administration fees (Note 2).....................................................        353,915
                  Stamp tax fee....................................................................        232,951
                  Custodian fees...................................................................        136,798
                  Accounting services (Note 2).....................................................         73,649
                  Professional fees................................................................         60,239
                  Transfer agent fees (Note 2).....................................................         32,850
                  Amortization of organization expenses (Note 1f)..................................         22,761
                  Trustees' fees ..................................................................         21,679
                  Registration fees (Note 1f)......................................................         19,504
                  Pricing fees.....................................................................          8,379
                  Printing and shareholder reports.................................................          4,294
                  Other............................................................................         11,138
                                                                                                      ------------
                  Total expenses...................................................................                      3,455,564
                                                                                                                      ------------
                  Investment income--net...........................................................                      1,201,465
                                                                                                                      ============
==================================================================================================================================
Realized &        Realized gain from:
Unrealized Gain    Investments--net................................................................      3,930,008
on Investments     Foreign currency transactions--net..............................................        901,521       4,831,529
& Foreign                                                                                             ------------
Currency          Change in unrealized appreciation/depreciation on:
Transactions --    Investments--net................................................................      8,208,524
Net (Notes 1b,     Foreign currency transactions--net..............................................        834,325       9,042,849
1c, 1e & 3):                                                                                          ------------
                  Net realized and unrealized gain on investments and foreign currency
                   transactions ...................................................................                     13,874,378
                                                                                                                      ------------
                  Net Increase in Net Assets Resulting from Operations.............................                   $ 15,075,843
                                                                                                                      ============
==================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended October 31,
                                                                                                    ------------------------------
                  Increase (Decrease) in Net Assets:                                                     1997      1996
==================================================================================================================================
Operations:       Investment income (loss)--net....................................................   $  1,201,465    $   (861,635)
                  Realized gain on investments and foreign currency transactions--net .............      4,831,529      25,429,746
                  Change in unrealized appreciation/depreciation on investments and foreign
                    currency transactions--net ....................................................      9,042,849     (12,672,616)
                                                                                                      ------------    ------------
                  Net increase in net assets resulting from operations.............................     15,075,843      11,895,495
                                                                                                      ------------    ------------
==================================================================================================================================
Dividends &       In excess of investment income--net..............................................     (5,862,557)     (6,862,242)
Distributions to  Realized gain on investments--net................................................     (4,613,274)     (7,287,890)
Shareholders                                                                                          ------------    ------------
(Note 1g):        Net decrease in net assets resulting from dividends and distributions
                    to shareholders ...............................................................    (10,475,831)    (14,150,132)
                                                                                                      ------------    ------------
==================================================================================================================================
Beneficial
Interest          Net decrease in net assets derived from beneficial interest transactions ........    (71,570,166)    (19,901,777)
Transactions                                                                                          ------------    ------------
(Note 4):
==================================================================================================================================
Net Assets:       Total decrease in net assets.....................................................    (66,970,154)    (22,156,414)
                  Beginning of year................................................................    174,920,721     197,077,135
                                                                                                      ------------    ------------
                  End of year*.....................................................................   $107,950,567    $174,920,721
                                                                                                      ============    ============
==================================================================================================================================
                 *Undistributed (accumulated) investment income (loss)--net (Note 1h) .............   $  1,232,371    $ (8,950,726)
                                                                                                      ============    ============
==================================================================================================================================

                  See Notes to Financial Statements.


                                     10 & 11

                Merrill Lynch Consults International Portfolio, October 31, 1997

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived from
                  information provided in the financial statements.                      For the Year Ended October 31,
                                                                      ------------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:               1997+        1996+        1995+        1994+        1993+
==================================================================================================================================
Per Share         Net asset value, beginning of year ..............   $  12.09     $  12.28     $  12.83     $  11.74     $   9.60
Operating                                                             --------     --------     --------     --------     --------
Performance:       Investment income (loss)--net...................        .10         (.05)        (.05)        (.12)        (.08)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net..........        .97          .76         (.18)        1.26         2.22
                                                                      --------     --------     --------     --------     --------
                  Total from investment operations ................       1.07          .71         (.23)        1.14         2.14
                                                                      --------     --------     --------     --------     --------
                  Less dividends and distributions:
                   In excess of investment income--net.............       (.44)        (.44)          --           --           --
                   Realized gain on investments--net...............       (.35)        (.46)        (.32)        (.05)          --
                                                                      --------     --------     --------     --------     --------
                  Total dividends and distributions................       (.79)        (.90)        (.32)        (.05)          --
                                                                      --------     --------     --------     --------     --------
                  Net asset value, end of year.....................   $  12.37     $  12.09     $  12.28     $  12.83     $  11.74
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Total Investment  Based on net asset value per share...............       9.26%        5.93%       (1.68%)       9.74%       22.29%
Return:                                                               ========     ========     ========     ========     ========
==================================================================================================================================
Ratios to
Average           Expenses.........................................       2.44%        2.37%        2.35%        2.27%        2.76%
Net Assets:                                                           ========     ========     ========     ========     ========
                  Investment income (loss)--net....................       .84%         (.42%)       (.41%)       (.56%)       (.86%)
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ..........   $107,951     $174,921     $197,077     $272,487     $175,756
Data:                                                                 ========     ========     ========     ========     ========
                  Portfolio turnover...............................      28.62%       38.16%       17.31%       24.64%       32.54%
                                                                      ========     ========     ========     ========     ========
                  Average commission rate paid++...................   $  .0076     $  .0010           --           --          --
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================

                  +     Based on average shares outstanding during the year.
                  ++    For fiscal years beginning on or after September 1,
                        1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities, including depositary receipts, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Costs related to the organization of the Fund are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


                                     12 & 13

                Merrill Lynch Consults International Portfolio, October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $21,706,431 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the year ended October 31, 1997, MLFD earned $1,415,661 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $59,811 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1997.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $39,399,336 and $117,464,868, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

------------------------------------------------------------------------------
                                                   Realized       Unrealized
                                                Gains (Losses)  Gains (Losses)
------------------------------------------------------------------------------
Long-term investments ........................   $3,930,008       $ 9,387,099
Foreign currency transactions ................     (128,636)          (15,044)
Forward foreign exchange contracts ...........    1,030,157           848,046
                                                 ----------       -----------
 Total .......................................   $4,831,529       $10,220,101
                                                 ==========       ===========
------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $9,387,099, of which $18,970,416 related to appreciated securities and $9,583,317 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $96,335,505.

4. Beneficial Interest Transactions:

Transactions in shares of beneficial interest were as follows:

-----------------------------------------------------------------------------
For the Year Ended                                                   Dollar
October 31, 1997                                    Shares           Amount
-----------------------------------------------------------------------------
Shares sold....................................   1,189,803      $ 15,058,939
Shares issued to shareholders
in reinvestment of dividends
and distributions..............................     829,254         9,652,518
                                                -----------      ------------
Total issued...................................   2,019,057        24,711,457
Shares redeemed................................  (7,759,006)      (96,281,623)
                                                -----------      ------------
Net decrease...................................  (5,739,949)     $(71,570,166)
                                                ===========      ============
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
For the Year Ended                                                   Dollar
October 31, 1996                                    Shares           Amount
-----------------------------------------------------------------------------
Shares sold...................................    3,894,853      $ 48,570,265
Shares issued to shareholders in
reinvestment of dividends
and distributions.............................    1,089,865        12,925,796
                                                -----------      ------------
Total issued..................................    4,984,718        61,496,061
Shares redeemed...............................   (6,567,697)      (81,397,838)
                                                -----------      ------------
Net decrease..................................   (1,582,979)     $(19,901,777)
                                                ===========      ============
-----------------------------------------------------------------------------

5. Commitments:

At October 31, 1997, the Fund entered into forward exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $1,250,000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees,
Merrill Lynch Consults International Portfolio:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Consults International Portfolio, including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Consults International Portfolio at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Princeton, New Jersey
December 5, 1997


                                     14 & 15

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011                                                         #16566--10/97

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